Exhibit s

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 17th day of April 2013.

/s/ John P. Amboian
John P. Amboian

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 17th day of April 2013.

/s/ Terence J. Toth
Terence J. Toth

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 17th day of April 2013.

/s/ Jack B. Evans
Jack B. Evans

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 17th day of April 2013.

/s/ William J. Schneider
William J. Schneider

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 17th day of April 2013.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 17th day of April 2013.

/s/ Robert P. Bremner
Robert P. Bremner

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 17th day of April 2013.

/s/ William C. Hunter
William C. Hunter

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in his capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set his hand this 17th day of April 2013.

/s/ David J. Kundert
David J. Kundert

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 17th day of April 2013.

/s/ Carole E. Stone
Carole E. Stone

NUVEEN CLOSED-END FUNDS

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, in her capacity as a director/trustee of the above-referenced organizations listed on Appendix A hereto (the “Funds”), hereby constitutes and appoints KEVIN J. McCARTHY, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file the Funds’ Registration Statements on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering shares of the Funds, including any pre-effective and post-effective amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the above-referenced organizations has hereunto set her hand this 17th day of April 2013.

/s/ Virginia L. Stringer
Virginia L. Stringer

APPENDIX A

NUVEEN CALIFORNIA AMT-FREE MUNICIPAL INCOME FUND (NKX)

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)

NUVEEN CALIFORNIA INVESTMENT QUALITY M MUNICIPAL FUND, INC. (NQC)

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND (NCA)

NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)

NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)

NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)

NUVEEN CREDIT STRATEGIES INCOME FUND (JQC)

NUVEEN ENHANCED MUNICIPAL VALUE FUND (NEV)

NUVEEN FLOATING RATE INCOME FUND (JFR)

NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND (NMZ)

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 2 (NMD)

NUVEEN AMT-FREE MUNICIPAL VALUE FUND (NUW)

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)

NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)

NUVEEN PREMIER MUNICIPAL OPPORTUNITY FUND, INC. (NIF)

NUVEEN QUALITY PREFERRED INCOME FUND (JTP)

NUVEEN QUALITY PREFERRED INCOME FUND 2 (JPS)

NUVEEN QUALITY PREFERRED INCOME FUND 3 (JHP)

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)

NUVEEN SENIOR INCOME FUND (NSL)

NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND (JSD)

NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)